SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 5, 2003

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-2253	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda
(Address of Principal Executive Offices)

HM 08
(Zip Code)

(441) 292-0888
(Registrant’s Telephone Number, Including Area Code)

Item 5. Financial Statements and Exhibits

(c) Exhibits

99.1 Text of Press Release of Partner Re Ltd., dated May 5, 2003

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.” On May 5, 2003, PartnerRe Ltd. issued a press release reporting its 2003 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PartnerRe Ltd. (Registrant)

By:	/s/ Albert Benchimol
Name: Albert Benchimol Title: Executive Vice President and Chief Financial Officer

Date: May 6, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Text of Press Release of PartnerRe Ltd., dated May 5, 2003